Exhibit 99.1
MATADOR RESOURCES COMPANY PROVIDES OPERATIONAL UPDATE

DALLAS, Texas, October 20, 2021 -- Matador Resources Company (NYSE: MTDR) (“Matador” or the “Company”) today provided a brief operational update.

In August 2021, Matador began operating a fifth operated drilling rig on behalf of its midstream affiliate, San Mateo Midstream, LLC (“San Mateo”), for the purpose of drilling an additional salt water disposal well in the Company’s Greater Stebbins Area in Eddy County, New Mexico. This new salt water disposal well and the associated facilities are needed and expected to handle additional produced water volumes anticipated as a result of Matador’s increased drilling and completions activity in the Greater Stebbins Area during 2021. Matador expects to turn to sales nine wells in this area during the fourth quarter of 2021 as previously disclosed.

The anticipated drilling and completion of this new salt water disposal well was included as part of San Mateo’s 2021 capital expenditures budget as originally provided by the Company on February 23, 2021 and subsequently updated on July 27, 2021. Drilling operations on this salt water disposal well were completed in late September 2021, and this well is currently undergoing completion operations.

Matador’s portion of San Mateo’s capital expenditures was approximately $15 million for the third quarter of 2021, including the drilling costs associated with this new salt water disposal well, approximately 6% below the Company’s estimate of $16 million for the third quarter.

Matador contracted this fifth operated drilling rig for a term of six months. As a result, in early October 2021, following the conclusion of drilling operations on the salt water disposal well, Matador moved this rig to its Rodney Robinson leasehold in the western portion of the Antelope Ridge asset area in Lea County, New Mexico. Matador is currently running two rigs on its Rodney Robinson leasehold and expects to drill nine new wells there during the fourth quarter of 2021. These nine Rodney Robinson wells are anticipated to be completed in January and February 2022 and turned to sales before the end of the first quarter of 2022. By electing to use this additional drilling rig on its Rodney Robinson leasehold, Matador expects to be able to drill and complete all nine wells prior to any disruption of such operations beginning in early March 2022 attributable to regulatory restrictions associated with the mating season of the Lesser Prairie Chicken, as is customary in this area of New Mexico.

Matador incurred capital expenditures for drilling, completing and equipping wells (“D/C/E capital expenditures”) of approximately $121 million, approximately 14% below the Company’s estimate of $140 million for D/C/E capital expenditures for the third quarter of 2021. Matador estimates that approximately $5 to $6 million of these savings were directly attributable to its continued improvement in operational efficiencies resulting in lower-than-expected drilling and completion costs in the Delaware Basin. The remainder of these cost savings resulted primarily from the timing of both operated and non-operated drilling and completion activities, and most of these costs are expected to be incurred in the fourth quarter of 2021. As a result of achieving these additional cost savings in the third quarter of 2021, Matador does not anticipate any change to the midpoint of its full-year 2021 guidance for D/C/E capital expenditures, despite operating this additional drilling rig during the fourth quarter of 2021.

Matador looks forward to providing additional details regarding its third quarter 2021 operational and financial results when it issues its third quarter earnings release after the market close on Tuesday afternoon, October 26, 2021.

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other

Exhibit 99.1
unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Wolfcamp and Bone Spring plays in the Delaware Basin in Southeast New Mexico and West Texas. Matador also operates in the Eagle Ford shale play in South Texas and the Haynesville shale and Cotton Valley plays in Northwest Louisiana. Additionally, Matador conducts midstream operations, primarily through its midstream joint venture, San Mateo, in support of its exploration, development and production operations and provides natural gas processing, oil transportation services, natural gas, oil and produced water gathering services and produced water disposal services to third parties.

For more information, visit Matador Resources Company at www.matadorresources.com.
Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about guidance, projected or forecasted financial and operating results, future liquidity, the payment of dividends, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and other statements that are not historical facts. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; delays and other difficulties related to regulatory and governmental approvals and restrictions; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; availability of sufficient capital to execute its business plan, including from future cash flows, increases in its borrowing base and otherwise; weather and environmental conditions; the impact of the worldwide spread of the novel coronavirus, or COVID-19, on oil and natural gas demand, oil and natural gas prices and its business; the operating results of the Company’s midstream joint venture’s Black River cryogenic natural gas processing plant; the timing and operating results of the buildout by the Company’s midstream joint venture of oil, natural gas and water gathering and transportation systems and the drilling of any additional produced water disposal wells; and other important factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz
Capital Markets Coordinator
(972) 371-5225
investors@matadorresources.com